Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Ciena Corporation Period ended April 30, 2022 June 2, 2022 Earnings Presentation

2Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Forward-looking statements and non-GAAP measures Information in this presentation and related comments of presenters contain a number of forward-looking statements. These statements are based on current expectations, forecasts, assumptions and other information available to the Company as of the date hereof. Forward-looking statements include Ciena’s prospective financial results, return of capital plans, business strategies, expectations about its addressable markets and market share, and business outlook for future periods, as well as statements regarding Ciena’s expectations, beliefs, intentions or strategies regarding the future. Often, these can be identified by forward-looking words such as “target” “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” “plan,” “predict,” “potential,” “project, “continue,” and “would” or similar words. Ciena's actual results, performance or events may differ materially from these forward-looking statements made or implied due to a number of risks and uncertainties relating to Ciena's business, including: the effect of broader economic and market conditions on our customers and their business; our ability to execute our business and growth strategies; the impact of supply chain constraints or disruptions; the duration and severity of the COVID-19 pandemic and the impact of countermeasures taken to mitigate its spread on macroeconomic conditions, economic activity, demand for our technology solutions, short- and long-term changes in customer or end user needs, continuity of supply chain, our business operations, liquidity and financial results; changes in network spending or network strategy by our customers; seasonality and the timing and size of customer orders, including our ability to recognize revenue relating to such sales; the level of competitive pressure we encounter; the product, customer and geographic mix of sales within the period; changes in foreign currency exchange rates; factors beyond our control such as natural disasters, climate change, acts of war or terrorism, geopolitical events, including but not limited to the ongoing conflict between Ukraine and Russia, and public health emergencies; changes in tax or trade regulations, including the imposition of tariffs, duties or efforts to withdraw from or materially modify international trade agreements; and the other risk factors disclosed in Ciena’s periodic reports filed with the Securities and Exchange Commission (SEC) including Ciena’s Annual Report on Form 10-K filed with the SEC on December 17, 2021 and Ciena’s Quarterly Report on Form 10-Q for the second quarter of fiscal 2022 to be filed with the SEC. All information, statements, and projections in this presentation and the related earnings call speak only as of the date of this presentation and related earnings call. Ciena assumes no obligation to update any forward-looking or other information included in this presentation or related earnings calls, whether as a result of new information, future events or otherwise. In addition, this presentation includes historical, and may include prospective, non-GAAP measures of Ciena’s gross margin, operating expense, operating profit, EBITDA, net income, and net income per share. These measures are not intended to be a substitute for financial information presented in accordance with GAAP. A reconciliation of non- GAAP measures used in this presentation to Ciena’s GAAP results for the relevant period can be found in the Appendix to this presentation. Additional information can also be found in our press release filed this morning and in our reports on Form 10-Q filed with the Securities and Exchange Commission.

3Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Table of Contents 1 Overview & recent achievements 2 Market context and Ciena's portfolio 3 Recent financial performance 4 Appendix

4Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Overview & recent achievements

5Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Ciena is an industry-leading global networking systems, services, and software company ….. Leading technology and innovation … with a strong track record of creating shareholder value Diversification and scale of business Leader in Optical markets and disruptor in emerging opportunities Demonstrated track record of financial performance Flexibility with strong balance sheet

Recent key achievements

We are driving the pace of innovation

- Delivering industry-leading coherent technology including 107GBd WaveLogic™ 5 Extreme (WL5e) and the widest range of interoperable and performance pluggables
- Blue Planet revenue has grown at a 3-year (FY'18 - FY'21) CAGR of 44%
- Growing revenue with MCP multi-layer visualization service across multi-vendor IP/Optical infrastructure
- Continuing to expand our Routing and Switching portfolio with five new product introductions in 1H'22

We have a durable business and financial model

- Despite the challenging environment, we continue to grow our revenue, and profitability and free cash flow have remained strong
- Our balance sheet represents a competitive advantage
  - Ended the quarter with approximately $1.6B in cash and investments
- Leverage remains below our target level after a successful $400M Senior Notes offering

We are committed to our people and communities

- Published ESG Investor Presentation and conducting stockholder outreach
- Established our Sustainability Governance model which includes board oversight and strategic executive leadership
- Communicated FY22 compensation goals that address climate, diversity & inclusion and community impact
- Earned Verizon's 2022 Supplier Environmental Excellence Award

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7Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Market context and our portfolio

8Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Six mega trends and the innovations that will enable them Fiber Deep (Cable/MSO) Cloud Data Center Mobility & 5G IoT & Connected Objects Living a Hybrid Life

9Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Technical and professional services that help customers build, operate, and optimize their networks Predictive analytics and machine learning based on both big data and small data Dynamic pool of virtual and physical network resources; instrumented, open, scalable, and secure Federated inventory, open domain control, and multi-layer orchestration Our vision for a new network end-state How it works

Our market leadership

OMDIA

#1 GLOBALLY
- DATA CENTER INTERCONNECT FOR ICP/CNPs
- PURPOSE-BUILT/COMPACT MODULAR DCI
- SLTE WDM
- ACCESS SWITCHING

#1 N. AMERICA
- TOTAL OPTICAL NETWORKING
- DATA CENTER INTERCONNECT
- PURPOSE-BUILT/COMPACT MODULAR DCI
- ACCESS SWITCHING

#2 GLOBALLY
- TOTAL OPTICAL NETWORKING

Optical Networking Report, 4Q21
Data Center Interconnect Market Share Report, 4Q21
Service Provider Switching & Routing Report, 4Q21

Cignal AI

#1 GLOBALLY
- PURPOSE-BUILT/COMPACT MODULAR DCI
- OPTICAL FOR CLOUD & COLO
- SLTE WDM

#1 N. AMERICA
- TOTAL OPTICAL NETWORKING
- PURPOSE-BUILT/COMPACT MODULAR DCI
- OPTICAL FOR CLOUD & COLO
- PACKET ACCESS

#2 GLOBALLY
- TOTAL OPTICAL NETWORKING
- OPTICAL FOR SERVICE PROVIDER
- OPTICAL FOR ENTERPRISE & GOVERNMENT
- PACKET ACCESS

Transport Hardware Report, 1Q22
Transport Customer Markets Report, 1Q22
Transport Applications Report, 4Q21

Dell'Oro Group

#1 GLOBALLY
- DATA CENTER INTERCONNECT
- PURPOSE-BUILT/COMPACT MODULAR DCI
- INTERNET CONTENT PROVIDER CUSTOMERS
- CABLE MSO CUSTOMERS

#1 N. AMERICA
- DATA CENTER INTERCONNECT
- TOTAL OPTICAL NETWORKING
- OPTICAL PACKET

#2 GLOBALLY
- TOTAL OPTICAL NETWORKING
- OPTICAL PACKET

Optical Transport Report, 1Q22

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11Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Q2 FY 2022 results

Q2 FY 2022 key highlights

Achieving balanced growth

- Non-telco represented 44% of total revenue
  - Direct web-scale increased 7% YoY and represents 22% of total revenue
  - MSO increased 13% YoY and represents 9% of total revenue
- Routing and Switching revenue increased 72% YoY, reflecting strong contribution from the recently added Vyatta platform
- Platform Software and Services increased 22% YoY, representing 7% of total revenue

Driving the pace of innovation

- GAAP R&D investment was approximately 17% of total revenue
- 737 100G+ total customers, which includes 17 new wins on WaveLogic Ai and 16 new wins on WaveLogic 5 Extreme
- Gaining business momentum with our Universal Aggregation and XGS-PON solution for residential and business services
- In our Routing and Switching Portfolio, we expanded our coherent routing capabilities with the introduction of the 8114 Coherent Aggregation Router

Prioritizing long term shareholder value

- Total shareholder return five year CAGR of 17%[1]
- As part of our $1 billion stock repurchase program, we repurchased approximately 1.5 million shares[2] during the quarter for $87 million

1 Based on closing share price between 5/19/2017 to 5/18/2022
2 Excludes the additional 0.9M shares of common stock in settlement of the ASR Agreement delivered on February 15, 2022

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13Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Q2 FY 2022comparisons (year-over-year) * A reconciliation of these non-GAAP measures to our GAAP results is included in the appendix to this presentation. Revenue (in millions) Adj. Gross Margin* Adj. Operating Margin* Adj. OpEx* (in millions) Adj. EBITDA* (in millions) Adj. EPS*

14Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Q2 FY 2022 comparative operating metrics Q2 FY 2022 Q2 FY 2021 Cash and Investments $1.6B $1.4B Cash Flow from Operations $106M $225M DSO 87 86 Inventory Turns 3.4 3.4 Gross Leverage 1.71x 1.10x Net Cash $497M $696M

15Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Q2 FY 2022 comparative financial highlights * A reconciliation of these non-GAAP measures to our GAAP results is included in the press release for the relative period. Q2 FY 2022 Q2 FY 2021 Revenue $949.2M $833.9M Adjusted Gross Margin* 43.0% 49.2% Adjusted Operating Expense* $301.1M $278.7M Adjusted Operating Margin* 11.3% 15.8% Adjusted EBITDA* $129.3M $156.2M Adjusted EPS* $0.50 $0.62

16Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Revenue by segment (Amounts in millions) Q2 FY 2022 Q2 FY 2021 Revenue %** Revenue %** Networking Platforms Converged Packet Optical $625.3 65.8 $573.7 68.8 Routing and Switching 109.2 11.5 63.6 7.6 Total Networking Platforms 734.5 77.3 637.3 76.4 Platform Software and Services 69.1 7.3 56.7 6.8 Blue Planet Automation Software and Services 16.9 1.8 23.9 2.9 Global Services Maintenance Support and Training 74.0 7.8 70.4 8.4 Installation and Deployment 41.4 4.4 38.0 4.6 Consulting and Network Design 13.3 1.4 7.6 0.9 Total Global Services 128.7 13.6 116.0 13.9 Total $949.2 100.0% $833.9 100.0% * A reconciliation of these non-GAAP measures to GAAP results is included in the appendix to this presentation. ** Denotes % of total revenue

17Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Continued revenue strength derived from non-telco customers

18Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Revenue by geographic region 11% 12% 11% 11% 19% 16% 15% 70% 70% 72% 70% 74% 19% 18% 12%

19Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Q2 FY 2022 appendix

20Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Q2 FY 2022 Q1 FY 2022 Q4 FY 2021 Q3 FY 2021 Q2 FY 2021 GAAP gross profit $401,781 $384,187 $477,119 $474,550 $412,419 Share-based compensation-products 1,058 900 920 1,037 498 Share-based compensation-services 1,943 1,584 1,240 1,315 1,421 Canadian Emergency Wage Subsidy - products — — — (94) (4,189) Canadian Emergency Wage Subsidy - services — — — (47) (2,620) Amortization of intangible assets 3,313 3,312 2,856 2,857 2,856 Total adjustments related to gross profit 6,314 5,796 5,016 5,068 (2,034) Adjusted (non-GAAP) gross profit $408,095 $389,983 $482,135 $479,618 $410,385 Adjusted (non-GAAP) gross profit percentage 43.0% 46.2% 46.3% 48.5% 49.2 % Gross Profit Reconciliation (Amounts in thousands)

Operating Expense Reconciliation
(Amounts in thousands)

	Q2 FY 2022	Q1 FY 2022	Q4 FY 2021	Q3 FY 2021	Q2 FY 2021
GAAP operating expense	$343,352	$324,183	$339,710	$326,027	$278,790
Share-based compensation-research and development	8,309	6,830	5,684	5,541	5,844
Share-based compensation-sales and marketing	8,061	7,060	6,192	6,534	6,610
Share-based compensation-general and administrative	7,334	7,912	7,466	8,237	6,743
Canadian Emergency Wage Subsidy-research and development	—	—	—	(596)	(28,923)
Canadian Emergency Wage Subsidy-sales and marketing	—	—	—	(53)	(2,551)
Canadian Emergency Wage Subsidy-general and administrative	—	—	—	(46)	(2,161)
Significant asset impairments and restructuring costs	9,102	3,409	5,700	9,789	8,209
Amortization of intangible assets	8,920	8,918	5,836	5,967	6,019
Acquisition and integration costs	495	68	1,712	259	294
Total adjustments related to operating expense	42,221	34,197	32,590	35,632	84
Adjusted (non-GAAP) operating expense	**$301,131**	**$289,986**	**$307,120**	**$290,395**	**$278,706**

Income from Operations Reconciliation
(Amounts in thousands)

	Q2 FY 2022	Q1 FY 2022	Q4 FY 2021	Q3 FY 2021	Q2 FY 2021
GAAP income from operations	$58,429	$60,004	$137,409	$148,523	$133,629
Total adjustments related to gross profit	6,314	5,796	5,016	5,068	(2,034)
Total adjustments related to operating expense	42,221	34,197	32,590	35,632	84
Total adjustments related to income from operations	48,535	39,993	37,606	40,700	(1,950)
Adjusted (non-GAAP) income from operations	**$106,964**	**$99,997**	**$175,015**	**$189,223**	**$131,679**
Adjusted (non-GAAP) operating margin percentage	**11.3 %**	**11.8 %**	**16.8 %**	**19.1 %**	**15.8 %**

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Net Income Reconciliation (Amounts in thousands)

	Q2 FY 2022	Q1 FY 2022	Q4 FY 2021	Q3 FY 2021	Q2 FY 2021
GAAP net income	$38,922	$45,823	$103,499	$238,232	$103,117
Exclude GAAP provision (benefit) for income taxes	8,330	9,219	25,826	(96,690)	21,453
Income before income taxes	47,252	55,042	129,325	141,542	124,570
Total adjustments related to income from operations	48,535	39,993	37,606	40,700	(1,950)
Unrealized (gain) loss on cost method equity investment	—	(4,120)	—	—	165
Adjusted income before income taxes	95,787	90,915	166,931	182,242	122,785
Non-GAAP tax provision on adjusted income before income taxes	19,349	18,365	34,221	37,360	25,171
Adjusted (non-GAAP) net income	**$76,438**	**$72,550**	**$132,710**	**$144,882**	**$97,614**
Weighted average basic common shares outstanding	152,197	154,151	155,232	155,271	155,331
Weighted average diluted potential common shares outstanding[1]	153,344	155,807	156,689	156,744	156,876

Net Income per Common Share

	Q2 FY 2022	Q1 FY 2022	Q4 FY 2021	Q3 FY 2021	Q2 FY 2021
GAAP diluted net income per potential common share	$ 0.25	$ 0.29	$ 0.66	$ 1.52	$ 0.66
Adjusted (non-GAAP) diluted net income per potential common share	**$ 0.50**	**$ 0.47**	**$ 0.85**	**$ 0.92**	**$ 0.62**

1. Weighted average dilutive potential common shares outstanding used in calculating Adjusted (non-GAAP) diluted net income per potential common share for the second quarter of fiscal 2022 includes 1.1 million shares underlying certain stock option and stock unit awards.

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23Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA) Q2 FY 2022 Q1 FY 2022 Q4 FY 2021 Q3 FY 2021 Q2 FY 2021 Net income (GAAP) $38,922 $45,823 $103,499 $238,232 $103,117 Add: Interest expense 11,985 8,648 7,916 7,776 7,785 Less: Interest and other income (loss), net 808 3,686 (168) 795 (1,274) Add: Provision (benefit) for income taxes 8,330 9,219 25,826 (96,690) 21,453 Add: Depreciation of equipment, building, furniture and fixtures, and amortization of leasehold improvements 22,377 23,653 24,315 24,623 24,107 Add: Amortization of intangible assets 12,233 12,230 8,692 8,824 8,875 EBITDA $93,039 $95,887 $170,416 $181,970 $166,611 Less: Canadian Emergency Wage Subsidy — — — 836 40,444 Add: Share-based compensation cost 26,673 24,297 21,366 22,471 21,535 Add: Significant asset impairments and restructuring costs 9,102 3,409 5,700 9,789 8,209 Add: Acquisition and integration costs 495 68 1,712 259 294 Adjusted EBITDA $129,309 $123,661 $199,194 $213,653 $156,205 Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA) (Amounts in thousands)